Exhibit 10.1

FIRST AMENDMENT TO MASTER REVOLVING LINE OF CREDIT LOAN AGREEMENT

THIS FIRST AMENDMENT TO MASTER REVOLVING LINE OF CREDIT LOAN AGREEMENT, dated September 27, 2012 (this “Amendment”), between and among ACRC LENDER ONE LLC, a Delaware limited liability company (“Borrower”), ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation (“Guarantor”) and CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association (“Lender”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Loan Agreement (as defined below).

RECITALS

WHEREAS, Borrower, Guarantor and Lender are parties to that certain Master Revolving Line of Credit Loan Agreement, dated as of May 18, 2012 (as may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”);

WHEREAS, in connection with the Loan Agreement, Guarantor executed and delivered to Lender a Guaranty Agreement, dated as of May 18, 2012 (the “Guaranty”); and

WHEREAS, Borrower, Guarantor and Lender have agreed to amend certain provisions of the Loan Agreement in the manner set forth herein.

Therefore, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Borrower, Guarantor and Lender each hereby agree as follows:

Amendment to Loan Agreement.  Section 7.13 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

7.13 Minimum Fixed Charge Coverage Ratio.  Beginning on the earlier to occur of (a) June 30, 2013 and (b) the last day of the first full calendar quarter following the calendar quarter in which Guarantor reports “Loans held for investment” in excess of $200,000,000.00 on its quarterly consolidated balance sheets, at the end of each Test Period while any Advances remain outstanding hereunder or Lender has any commitment hereunder, Borrower and Guarantor collectively shall maintain a Fixed Charge Coverage Ratio of at least 1.50 to 1.00.

Covenants.  Each of Borrower and Guarantor hereby represents and warrants to Lender, as of the date hereof, that (i) each is in compliance in all material respects with all of the terms and provisions set forth in Loan Agreement on its part to be observed or performed, and (ii) no Event of Default has occurred or is continuing.  Borrower and Guarantor each hereby confirms and reaffirms the covenants and agreements applicable to it contained in the Loan Agreement.

Acknowledgement.  Borrower and Guarantor hereby acknowledge that Lender is in compliance with its undertakings and obligations under the Loan Agreement and the other Loan Documents.

Limited Effect.  Except as expressly amended and modified by this Amendment, the Loan Agreement and each of the other Loan Documents shall continue to be, and shall remain, in full force and effect in accordance with their respective terms; provided, however, that upon the date hereof, each (x) reference therein and herein to the “Loan Documents” shall be deemed to include, in any event, this Amendment, (y) each reference to the “Loan Agreement” in any of the Loan Documents shall be deemed to be a reference to the Loan Agreement as amended hereby, and (z) each reference in the Loan Agreement to “this Agreement”, this “Loan Agreement”, “hereof”, “herein” or words of similar effect in referring to the Loan Agreement shall be deemed to be references to the Loan Agreement as amended by this Amendment.

Counterparts.  This Amendment may be executed by each of the parties hereto on any number of separate counterparts, each of which shall be an original and all of which taken together shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment in Portable Document Format (PDF) or by facsimile transmission shall be effective as delivery of a manually executed original counterpart thereof.

GOVERNING LAW.

THIS AMENDMENT AND ANY CLAIM, CONTROVERSY OR DISPUTE ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AGREEMENT, THE RELATIONSHIP OF THE PARTIES, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO ANY CONFLICTS OF LAW PRINCIPLES OTHER THAN SECTION 5-1401 OF THE NEW YORK GENERAL OBLIGATIONS LAW.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.

BORROWER

ACRC LENDER ONE LLC, a Delaware limited liability company

By:	/s/Tae-Sik Yoon
Name: Tae-Sik Yoon
Title: Vice President

GUARANTOR

ARES COMMERCIAL REAL ESTATE CORPORATION, a Maryland corporation

By:	/s/Tae-Sik Yoon
Name: Tae-Sik Yoon
Title: Chief Financial Officer

LENDER

CAPITAL ONE, NATIONAL ASSOCIATION, a national banking association

By:	/s/ Gregory V. Orgeron
Name: Gregory V. Orgeron
Title: Vice President